UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 21, 2011
Lancaster Colony Corporation
(Exact name of registrant as specified in its charter)

Ohio	000-04065	13-1955943

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

37 West Broad Street Columbus, Ohio	43215

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 614-224-7141
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders
The Lancaster Colony Corporation (the “Corporation”) Annual Meeting of Shareholders (“Annual Meeting”) was held on November 21, 2011 in Columbus, Ohio, pursuant to the Notice of Annual Meeting of Shareholders and the Proxy Statement that was available on or about October 14, 2011 to all shareholders of record at the close of business on September 23, 2011. At the Annual Meeting, 26,243,978 shares of the Corporation’s common stock were represented in person or by proxy, which constituted a quorum.
At the Annual Meeting, shareholders voted on four proposals. The proposals are described in detail in the Corporation’s definitive proxy materials which were filed with the Securities and Exchange Commission and first made available to shareholders on or about October 14, 2011.
Proposal One — Nomination and Election of Directors
The Corporation’s shareholders elected the following individuals to serve for three year terms expiring at the 2014 Annual Meeting of Shareholders with the following vote totals:

	Number of Votes
Director Name	For	Against	Abstentions	Broker Non-Votes
Robert L. Fox	24,357,334	182,483	0	1,704,161
John B. Gerlach, Jr.	24,446,560	93,257	0	1,704,161
Edward H. Jennings	24,353,160	186,657	0	1,704,161
Proposal Two — Non-Binding Vote on the Compensation of the Corporation’s Named Executive Officers
The Corporation’s shareholders approved the compensation of the Corporation’s named executive officers with the following vote totals:

Number of Votes
For	Against	Abstentions	Broker Non-Votes
24,356,441	160,121	23,255	1,704,161
Proposal Three — Non-Binding Vote on the Frequency of Future Non-Binding Votes on the Compensation of the Corporation’s Named Executive Officers
The Corporation’s shareholders voted for the frequency of 1 Year for future non-binding votes on the compensation of the Corporation’s named executive officers with the following vote totals:

Number of Votes
1 Year	2 Years	3 Years	Abstentions
23,236,634	330,324	941,363	31,233
Proposal Four — Ratification of the Selection of the Corporation’s Independent Registered Public Accounting Firm
The Corporation’s shareholders ratified the selection of Deloitte & Touche LLP as the Corporation’s independent registered public accounting firm for the year ending June 30, 2012 with the following vote totals:

Number of Votes
For	Against	Abstentions	Broker Non-Votes
26,134,188	73,369	36,421	0

Item 8.01 Other Events
Also at the Annual Meeting, the Corporation’s Board of Directors approved a quarterly dividend of 36 cents per share to be paid on December 30, 2011 to shareholders of record on December 9, 2011.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits:

99.1	Press Release dated November 21, 2011

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lancaster Colony Corporation (Registrant)
Date: November 22, 2011	By:	/s/ John L. Boylan
John L. Boylan
Treasurer, Vice President, Assistant Secretary, Chief Financial Officer and Director (Principal Financial and Accounting Officer)

INDEX TO EXHIBITS

Exhibit
Number	Description	Located at

99.1	Press Release dated November 21, 2011.	Filed herewith